Supplement Dated January 1, 2001*
                    to the Prospectus Dated October 30, 2000
      of American Express(R) Variable Portfolio Funds S-6466-99 T (10/00)


The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Bond Fund. The following paragraph replaces the paragraphs on Fred Quirsfeld and Ray Goodner:

         Ray Goodner, vice president and senior portfolio manager, is primarily responsible for the day-to-day operations of AXP Variable Portfolio - Bond Fund. He joined AEFC in 1977. He has managing the assets of this Fund since May 2000. He also serves as portfolio manager of AXP Bond Fund.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Cash Management Fund. The following paragraph replaces the paragraph on Terry Fettig:

         Terry Seierstad, senior portfolio manager, manages the day-to-day operations of AXP Variable Portfolio - Cash Management Fund. He joined AEFC in 1982 and has managed this Fund since January 2001. He also serves as portfolio manager of AXP Tax-Exempt Bond Fund, AXP Cash Management Fund, and IDS Life Series Fund - Money Market Portfolio.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Extra Income Fund. The following paragraph replaces the paragraphs on Jack Utter and Scott Schroepfer:

         Scott Schroepfer, senior portfolio manager, is primarily responsible for the day-to-day operations of AXP Variable Portfolio - Extra Income Fund. He joined AEFC in 1990 and has managed the assets of this Fund and AXP Extra Income Fund since March 1999.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Federal Income Fund. The following paragraphs replace the paragraph on James W. Snyder:

         James W. Snyder and Scott Kirby manage the day-to-day operations of AXP Variable Portfolio Federal Income Fund.

         James W. Snyder, vice president and senior portfolio manager, joined AEFC in 1989 as an investment analyst. He is co-portfolio manager and has managed the assets of this Fund since 1993. He also serves as co-portfolio manager of AXP Federal Income Fund.

         Scott Kirby became co-portfolio manager of the Fund in January 2001. He joined AEFC in 1987 as a fixed income trader. He also serves as co-portfolio manager of AXP Federal Income Fund.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Global Bond Fund. The following paragraph replaces the paragraphs on Ray Goodner and Nic Pifer:

         Nic Pifer is primarily responsible for the day-to-day operation of AXP Variable Portfolio Global Bond Fund. He joined AEFC in 2000. From 1997 to 2000, Nic worked at Investment Advisers, Inc. where he served as vice president and fixed income portfolio manager. Prior to that he was a trader analyst and manager of the foreign exchange trading desk at the Federal Reserve Bank of New York.

S-6466-12 A (01/01)
*Valid until October 31, 2001